Exhibit 99.1

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: September 1 - September 30, 2012

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

CORPORATE MONTHLY OPERATING REPORT

Debtor:		Dynegy Inc.
Business unit number:		12000

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	Yes
Copies of bank statements		Yes
Cash disbursements journals		[1]
Statement of Operations	MOR-2	Yes
Balance Sheet	MOR-3	Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		[1]
Copies of tax returns filed during reporting period		[1]
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of Aged Accounts Payable		Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Taxes Reconciliation and Aging	MOR-5	Yes
Payments to Insiders and Professional	MOR-6	Yes
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Yes
Debtor Questionnaire	MOR-7	Yes

[1] Not applicable for the reporting period

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: September 1 - September 30, 2012

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

MOR -1

($000)

Debtor:	Dynegy Inc.			Total
Business unit number:	12000

	BANK ACCOUNTS			BANK ACCOUNTS
	# 6634	#5631	#4988	CURRENT MONTH ACTUAL (TOTAL OF ALL ACCOUNTS)

CASH BEGINNING OF MONTH	$27,668	$1,264	$1,288	$30,220

RECEIPTS
CASH SALES - AFFILIATE SERVICE AGREEMENTS	$11,547	$—	$—	$11,547
ACCOUNTS RECEIVABLE - PREPETITION	1,074	—	—	1,074
ACCOUNTS RECEIVABLE - POSTPETITION	—	—	—	—
LOANS AND ADVANCES	—	—	—	—
SALE OF ASSETS	—	—	—	—
OTHER (INTEREST)	—	1	—	1
TRANSFERS (FROM DIP ACCTS)	—	—	—	—
TOTAL RECEIPTS	$12,621	$1	$—	$12,622

DISBURSEMENTS
NET PAYROLL	$—	$—	$—	$—
PAYROLL TAXES	—	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—	—
SALES, USE, & OTHER TAXES	—	—	—	—
INVENTORY PURCHASES	—	—	—	—
SECURED/ RENTAL/ LEASES	(9)	—	—	(9)
INSURANCE	—	—	—	—
OPERATING EXPENSES	—	—	—	—
G & A - SERVICE AGREEMENT FEES	(11,547)	—	—	(11,547)
FUEL PURCHASES	—	—	—	—
CAPEX	—	—	—	—
COLLATERAL	—	—	—	—
BANK FEES	—	—	—	—
OTHER	(533)	—	—	(533)
OWNER DRAW	—	—	—	—
TRANSFERS (TO DIP ACCTS)	—	—	—	—
PROFESSIONAL FEES	(1,141)	—	—	(1,141)
U.S. TRUSTEE QUARTERLY FEES	—	—	—	—
COURT COSTS	—	—	—	—
TOTAL DISBURSEMENTS	$(13,230)	$—	$—	$(13,230)

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS	$(609)	$1	$—	$(609)

CASH — END OF MONTH	$27,059	$1,265	$1,288	$29,612

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: September 1 - September 30, 2012

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

($000)

Debtor:	Dynegy Inc.
Business unit number:	12000

	JP Morgan Chase Concentration Account	JP Morgan Chase Credit Suisse Collateral Account	BONY Credit Suisse Collateral Account
	#6634	# 5631	# 4988	Total
BALANCE PER BOOKS	$27,059	$1,265	$1,288	$29,612

BANK BALANCE	27,059	1,265	1,288	29,612
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	—	—	—	—
(-) OUTSTANDING CHECKS (ATTACH LIST):	—	—	—	—
OTHER (ATTACH EXPLANATION)	—	—	—	—

ADJUSTED BANK BALANCE	$27,059	$1,265	$1,288	$29,612

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: September 1 - September 30, 2012

STATEMENT OF OPERATIONS

MOR - 2

($000)

Debtor:	Dynegy Inc.
Business unit number:	12000

September 1, 2012 - September 30, 2012

Revenues	$—
Intercompany Revenues	—
Cost of Sales	1,556
Taxes Other than Income	(16)
Intercompany Cost of Sales	—
Gross Margin	1,540
O&M Costs	—
Operating Margin	1,540
Depreciation & Amortization	—
Asset Impairments	—
G & A	24,321
Operating Income/(Loss)	25,861
Bankruptcy Reorg charges	(2,298)
Equity Earnings/ (Losses)	(23,082)
Interest Income/(Expense)	—
Other Income/(Expense)	—
Income/(Loss) before income taxes	481
Tax Provision (benefit)	—
Income/(Loss) from operations	$481

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: September 1 - September 30, 2012

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Inc.
Business unit number:	12000

September
BOOK VALUE AT END OF CURRENT REPORTING MONTH

Assets:
Cash and Cash Equivalents	$270,483
ST Investments - Restricted	27,007
AR Affiliates	14,685
Accounts Receivable	3,173
Accounts Receivable, IC	707
Inventory	—
Risk Management Assets - Affiliate	—
Prepaids & Other Assets	27,433
Total Current Assets	$343,487

Property, Plant and Equipment:
Property, Plant & Equipment	$—
Accumulated DD&A	—
Net Property, Plant and Equipment	—
Other Assets:
Investment-Consolidated Subs	6,014,589
Investment-Unconsolidated Subs	—
LT Investments - Restricted	2,553
Net Other Assets	6,017,142
Total Assets	$6,360,629

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: September 1 - September 30, 2012

BALANCE SHEET

MOR - 3

($000)

Debtor:	Dynegy Inc.
Business unit number:	12000

September
BOOK VALUE AT END OF CURRENT REPORTING MONTH

Liabilities And Equity:
Current Liabilities:
Accounts Payable - Third Party	$4
Accounts Payable-Affiliates
Intercompany Due To-From	106,591
Interest Accrued	—
Interest Accrued- Intercompany	799,171
Taxes Accrued	(9)
Other Accrued Liabilities	20,296
Def Income Taxes — Cur Liab	—
Risk Management Liabilities	—
Risk Management Liabilities - Affiliate	—
Short Term Debt - I/C
Total Current Liabilities	$926,054

Long-Term Liabilities:
Liabilities subject to compromise	4,239,981
Long Term Debt - Interco	2,255,236
Def Income Taxes — N Cur Liab	—
Other LT Liabilities	89,207
Total Liabilities	7,510,478

Equity:
Receivables - Affiliates	$—
Common Stock Issued	1,233
Treasury Stock-Total	—
Addl Paid In Capital	5,158,068
Other Comprehensive Income	(23,764)
Retained Earnings (Accumulated Deficit)	(6,285,386)
Total Dynegy Inc Equity	$(1,149,849)

Total Liabilities & Equity	$6,360,629

Note:  Balance sheet disclosed above represents the merged balance sheet of business units 10001 Dynegy Holdings, LLC and 12000 Dynegy Inc.

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: September 1 - September 30, 2012

STATUS OF POST-PETITION TAXES

MOR - 4

Debtor:	Dynegy Inc.
Business unit number:	12000

	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Date Paid	Check # or EFT	Ending Tax
Federal
Withholding	—	—	—	—	—	—
FICA-Employee	—	—	—	—	—	—
FICA-Employer	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—
Income [1]	(31,682)	—	—	—	—	(31,682)
Other:	—	—	—	—	—	—
Total Federal Taxes [1]	$(31,682)	$—	$—	—	—	$(31,682)

State and Local
Withholding	—	—	—	—	—	—
Sales/Use	—	—	—	—	—	—
Excise	—	—	—	—	—	—
Unemployment	—	—	—	—	—	—
Real Property	—	—	—	—	—	—
Personal Property	—	—	—	—	—	—
Franchise Tax	26,620	15,004	36,000	9/14/2012	1709500258JO	5,624
Metro Commuter Tax	—	—	—	—	—	—
Total State and Local	$26,620	$15,004	$36,000	—	—	5,624

Total Taxes	$(5,062)	$15,004	$36,000	—	—	$(26,058)

[1]           Represents IRS Tax Refund relating to 2008 tax year.

SUMMARY OF UNPAID	Dynegy Inc.
POST-PETITION DEBTS	12000

Number of Days Past Due
	Current	31-60	61-90	Over 91	Total
Accounts Payable [1]	$—	$—	$—	$—	$—
Wages Payable [1]	—	—	—	—	—
Taxes Payable	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—
Professional Fees	3,938,403	—	—	—	3,938,403
Amounts Due to Insiders	—	—	—	—	—
Total Post-petition Debts	$3,938,403	$—	$—	$—	$3,938,403

Note:      The Debtor does not have Trade Accounts Payable nor Payroll and Wage liabilities

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: September 1 - September 30, 2012

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR - 5

Debtor:
Business unit number:

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$—
Plus: Amounts billed during the period	—
Less: Amounts collected during the period	—
Total Accounts Receivable at the end of the reporting period	$—

Accounts Receivable Aging	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
0 - 30 days old	$—	$—	$—	$—	$—
31 - 60 days old	—	—	—	—	—
61 - 90 days old	—	—	—	—	—
91+ days old	—	—	—	—	—
Total Accounts Receivable	$—	$—	$—	$—	$—

Less: Bad Debts (Amount considered uncollectible)	—	—	—	—	—

Net Accounts Receivable	$—	$—	$—	$—	$—

Note:                  DI does not have any trade related Accounts Receivable.  The $157k Receivable on the DI balance sheet is the net of a $2.0m Tax Receivable offset by a $1.8m Reserve for a Executive Stock Purchase and Equity Promissory Note.  DI has a $1.335b intercompany receivable that relates to legacy intercompany amounts that were established prior to the Dynegy restructuring in September of 2011.

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: September 1 - September 30, 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR - 6

Dynegy Inc.

12000

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
White & Case LLP		—	1,141,385	1,141,385	2,930,472
Houlihan Lokey Capital Inc. [1]		—	—	—	—
Jenner & Block LLP [1]		—	—	—	—
Milbank, Tweed, Hadley & McCoy LLP [1]		—	—	—	—
Moelis & Company LLC [1]		—	—	—	—
Paul Weiss, Rifkind, Wharton & Garrison LLP [1]		—	—	—	—
SNR Denton US LLP [1]		—	—	—	—
Steptoe & Johnson LLP [1]		—	—	—	—
U.S. Bank National Association [1]		—	—	—	—
Epiq Bankruptcy Solutions		—	—	508,425	291,850
US Trustee Fee		—	—	—	20,000
Ernst & Young		—	—	—	223,000
Richards Layton & Finger		—	—	—	1,873
HeplerBroom LLC		—	—	—	921
Schiff Harding LLP		—	—	—
Bruce Waits, Attorney at Law		—	—	—	—
DLA Piper LLP		—	—	—	62,763
Keller & Heckerman LLP		—	—	—	8,284
King & Spalding LLP		—	—	—	33,910
Locke Lord Bissell & Lidell LLP		—	—	—	25,367
Hicks Thomas LLP		—	—	—	1,056
Beck Redden & Secrest LLP		—	—	—	28,009
Skadden, Arps, Slate, Meagher & Flom LLP		—	—	—	16
Vinson & Elkins, LLP		—	—	—	6,368
Sullivan & Cromwell LLP		—	—	—	—
Morgan Lewis and Bockius LLP		—	—	—	3,516
KPMG		—	—	—	301,000
TOTAL PAYMENTS TO PROFESSIONALS		$—	$1,141,385	$1,649,810	$3,938,403

[1]                                 DI made advance retainer payments to various of its professionals, and to certain Settlement Parties or their professionals in connection with the Settlement Agreement.  DI’s professionals disclosed their retainers in their respective retention applications.  The retainers paid to the Settlement Parties or their professionals in connection with the Settlement included; (i) $550,000 to Houlihan Lokey Capital Inc.; (ii) $1,500,000 to Jenner & Block LLP; (iii) $1,700,000 to Milbank, Tweed, Hadley & McCloy LLP; (iv) $650,000 to Moelis & Company LLC; (v) $1,786,944 to Paul Weiss, Rifkind, Wharton & Garrison LLP; (vi) $45,000 to SNR Denton US LLP; (vii) $50,000 to Steptoe & Johnson LLP and (viii) $5,415,356 to U.S. Bank National Association,

Note:                Debtor does not have Secured Notes.

In re Dynegy Inc.

Case No. 12 - 36728 (CGM)

Reporting Period: September 1 - September 30, 2012

DEBTOR QUESTIONNAIRE

MOR - 7

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No	Notes:
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?		X
Are any post petition receivables (accounts, notes or loans) due from related parties?		X
Are any post petition payroll taxes past due?		X
Are any post petition State or Federal income taxes past due?		X
Are any post petition real estate taxes past due?		X
Are any other post petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?		X
Are any amounts owed to post petition creditors delinquent?		X
Are any wage payments past due?		X
Have any post petition loans been received by the Debtor from any party?		X
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X